                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement      [ ]  Confidential for Use of the
                                           Commission Only (as permitted
                                           by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      CROWN CENTRAL PETROLEUM CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------


     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------


     (5)  Total fee paid:

          ----------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------


     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------


     (3)  Filing Party:

          ----------------------------------------------------------------------


     (4)  Date Filed:

          ----------------------------------------------------------------------

Notes:
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                                 [Crown Logo]

                         YOUR VOTE IS VERY IMPORTANT!
                      YOU CAN VOTE IN ONE OF THREE WAYS:

(1) Mark, sign and date your proxy card and return it promptly in the accompanying envelope.

(2) Call toll-free 1-877-779-8683 on a Touch Tone telephone and follow the instructions on the reverse side of this proxy card. There is NO CHARGE to you for this call.


(3) Vote by Internet at our Internet Address: http://www.eproxyvote.com/cnpab by following the instructions on the reverse side of this proxy card.



CCP52B                            DETACH HERE






                                     PROXY

                      CROWN CENTRAL PETROLEUM CORPORATION

                                 P.O. BOX 1168
                           BALTIMORE, MARYLAND 21203

PROXY FOR CLASS A COMMON STOCK AND CLASS B COMMON STOCK SOLICITED ON BEHALF OF
        THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS
                                August 24, 2000


     Reserving the right of revocation, the undersigned hereby appoints Thomas
L. Owsley, Dolores B. Rawlings and John E. Wheeler, Jr., or any one or more of them, as proxies, each with full power of substitution, to represent and to vote all shares of Class A Common Stock and Class B Common Stock of Crown Central Petroleum Corporation ("Crown") which the undersigned would be entitled to vote at the Special Meeting of stockholders to be held on Thursday, the 24th day of August, 2000, at 10:00 o' clock in the morning, Eastern Daylight Time, at Turf Valley Conference Center, 2700 Turf Valley Road, Ellicott City, Maryland and any adjournment or postponement thereof, as hereinafter specified by the undersigned on the proposal listed on the reverse side hereof and in their discretion on such other matters as may properly come before the meeting.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AND THE AGREEMENT AND PLAN OF MERGER REFERRED TO BELOW. PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.


[SEE REVERSE]           CONTINUED AND TO BE SIGNED ON            [SEE REVERSE]
    SIDE                       REVERSE SIDE                          SIDE

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                                 [Crown Logo]

Vote by Telephone                                Vote by Internet

It's fast, convenient and immediate!             It's fast, convenient and your vote is
Call Toll Free on a Touch Tone Phone             immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:                    Follow these four easy steps:

1. Read the accompanying Proxy Statement         1.  Read the accompanying Proxy Statement
   and Proxy Card.                                   and Proxy Card.

2. Call the toll-free number                     2.  Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                  http://www.eproxyvote.com/cnpab

3. Enter your 14-digit Voter Control             3.  Enter your 14-digit Voter Control
   Number located on your Proxy Card above           Number located on your Proxy Card above
   your name.                                        your name.

4. Follow the recorded instructions.             4.  Follow the instructions provided.

Your vote is important!                          Your vote is important!
Call 1-877-PRX-VOTE anytime!                     Go to http://www.eproxyvote.com/cnpab anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                  DETACH HERE

This proxy card is provided for completion both by holders of Class A common stock and by holders of Class B common stock.

[X]  Please mark
     votes as in
     this example.


The Board of Directors recommends a vote FOR the merger and merger agreement.


Approval of the merger of Rosemore Acquisition Corporation with and into Crown Central Petroleum Corporation and approval of the related Agreement and Plan of Merger, dated as of April 7, 2000, by and among Rosemore, Inc., Rosemore Acquisition Corporation and Crown, as described in the proxy statement dated July 20, 2000.

                       [_]  FOR  [_] AGAINST  [_]ABSTAIN



                       [_] Mark here for address change
                           and note at left



PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

This proxy should be signed by the stockholder in person. If a joint account, all joint owners should sign.


Signature: ________________________________ Date: _____________

Signature: ________________________________ Date: _____________


                                   DEFR 14A